Exhibit 99.1

FOR IMMEDIATE RELEASE (Tuesday, October 28, 2014)

Contact:	Alan Gulick	Doug Lambert
	Corporate Communications	Investor Relations
	(425) 423-7317	(212) 782-5911

MUFG AMERICAS HOLDINGS CORPORATION REPORTS THIRD QUARTER NET INCOME OF $246 MILLION

NEW YORK - MUFG Americas Holdings Corporation (the Company), parent company of San Francisco-based MUFG Union Bank, N.A. (the Bank), today reported third quarter 2014 results. Net income for the quarter was $246 million, compared with $249 million for the prior quarter, and up from $198 million for the year-ago quarter.

Third Quarter Highlights:

◦	Continued discipline in underwriting standards produced another solid quarter of strong credit quality with low nonperforming assets and charge-offs.

◦	The Company continued to have a strong capital position.

▪
Capital ratios continued to exceed the regulatory thresholds for "well-capitalized" bank holding companies. Basel III Tier 1 and Total risk-based capital ratios were 12.70 percent and 14.60 percent, respectively, at September 30, 2014.

◦
Effective July 1, 2014, UnionBanCal Corporation was renamed MUFG Americas Holdings Corporation and Union Bank, N.A. changed its legal name to MUFG Union Bank, N.A. In addition, the U.S. branch banking management and operations of The Bank of Tokyo-Mitsubishi UFJ Ltd. (BTMU) were integrated within the Bank. The changes position the Bank to better leverage the strength and global reach of its parent company, Mitsubishi UFJ Financial Group, to provide a broad array of products and services to address our customers' financial needs.

Business Integration Initiative

Effective July 1, 2014, the U.S. branch banking operations of BTMU were integrated under the Bank's operations. The integration did not involve a legal entity combination, but rather an integration of personnel and certain business and support activities. As a result of this initiative, all of BTMU's banking activities in the Americas are managed by employees of the Bank, which includes the addition of approximately 2,300 U.S. employees formerly employed by BTMU. The Bank and BTMU entered into a master services agreement, which provides for employees of the Bank to perform and make available various business, banking, financial, and administrative and support services (the Services) and facilities for BTMU in connection with the operation and administration of BTMU's businesses in the U.S. (including BTMU's U.S.

branches). In consideration for the Services, BTMU pays to the Bank fee income, which reflects market-based pricing. Costs related to the Services performed by the transferred employees are primarily reflected as salaries and employee benefits expense. For the quarter ended September 30, 2014, the Company recorded $151 million in fee income from this initiative, including $94 million related to support services provided by the Company to BTMU. Substantially offsetting the fee income was $88 million, primarily in salaries and employee benefits expense, related to these support services. The remaining fee income was recognized through revenue sharing agreements with BTMU, with associated costs included within the Company’s third quarter results.

Summary of Third Quarter Results

Third Quarter Total Revenue

For the third quarter 2014, total revenue (net interest income plus noninterest income) was $1.1 billion, up $130 million compared with the second quarter 2014.
Net interest income decreased 7 percent while noninterest income increased 92 percent. Net interest income for the third quarter 2014 was $707 million, down $56 million compared with the second quarter 2014. The decrease in net interest income was largely due to higher levels of interest income recorded on our purchased credit-impaired (PCI) loan portfolio in the second quarter, mostly due to early payoffs of certain loans, partially offset by growth in loans held for investment in the third quarter 2014. Average total loans held for investment, excluding PCI loans, increased $2.5 billion, or 4 percent, compared with the second quarter 2014 largely due to growth in commercial and industrial loans and residential mortgages. The net interest margin was 2.87 percent, down 28 basis points from the prior quarter substantially due to the interest recorded on the PCI loan portfolio in the second quarter as described above. Excluding the impact of the PCI loan portfolio, the net interest margin would have been slightly higher than the net interest margin in the prior quarter. Average total deposits increased $1.0 billion, or 1 percent, during the quarter compared with the second quarter 2014.
For the third quarter 2014, noninterest income was $388 million, up $186 million, or 92 percent, compared with the second quarter 2014, largely due to fees from affiliates resulting from the business integration initiative.
Compared with the third quarter 2013, total revenue increased $176 million, with net interest income up 3 percent and noninterest income up 66 percent. Noninterest income increased largely due to fees from affiliates resulting from the business integration initiative. Net interest income increased $22 million compared with the year-ago quarter substantially due to loan growth. Average total loans held for investment, excluding PCI loans, increased $7.5 billion, or 11 percent, compared with the third quarter 2013. Average total deposits increased $4.8 billion compared with the third quarter of 2013 with average interest bearing deposits up $1.9 billion, or 4 percent, and average noninterest bearing deposits up $2.9 billion, or 12 percent.

Third Quarter Noninterest Expense

Noninterest expense for the third quarter 2014 was $805 million, up $156 million compared with the second quarter 2014 and up $116 million from the third quarter 2013. The increases were largely due to increased employee costs as a result of the business integration initiative.

Balance Sheet

At September 30, 2014, total assets were $110.9 billion, up $2.1 billion compared with June 30, 2014, primarily reflecting loan growth. Excluding PCI loans, total loans increased 3 percent compared with the second quarter, reflecting growth in core customer segments within the commercial and industrial loan portfolio and continuing growth in residential mortgage lending in our geographic footprint, with credit quality attributes consistent with the existing portfolio.

Total liabilities were $95.6 billion, up $1.8 billion compared with June 30, 2014 primarily due to an increase in wholesale funding and deposit growth. At September 30, 2014, total deposits were $82.4 billion, up $790 million compared with June 30, 2014. Core deposits at September 30, 2014 were $73.6 billion compared with $72.1 billion at June 30, 2014.

Credit Quality

Credit quality remained strong in the third quarter 2014 reflected by continued low levels of nonperforming assets and net charge-offs.

Excluding PCI loans and Federal Deposit Insurance Corporation (FDIC) covered other real estate owned (OREO), nonperforming assets at the end of the quarter were $402 million, or 0.36 percent of total assets; compared with $511 million, or 0.47 percent of total assets, at June 30, 2014; and $513 million, or 0.49 percent of total assets at September 30, 2013.

Excluding PCI loans and FDIC covered OREO, net charge-offs were $12 million for the third quarter of 2014 compared with $7 million for the second quarter 2014 and $1 million for the third quarter 2013.

The allowance for credit losses as a percentage of total loans, excluding PCI loans, was 0.93 percent at September 30, 2014, compared with 0.98 percent at June 30, 2014, and 1.12 percent at September 30, 2013. The allowance for credit losses as a percentage of nonaccrual loans, excluding PCI loans, was 176.28 percent at September 30, 2014, compared with 141.06 percent at June 30, 2014 and 150.14 percent at September 30, 2013. In the third quarter of 2014, the overall provision for credit losses was $1 million, compared with $6 million for the second quarter of 2014 and a provision reversal of $15 million for the third quarter of 2013.

Capital

The Company’s stockholder’s equity was $15.1 billion at September 30, 2014 compared with $14.2 billion at December 31, 2013. The Company's Common Equity Tier 1, Tier 1 and Total risk-based capital ratios, calculated in accordance with the transition guidelines set forth in the U.S. Basel III regulatory capital rules, were 12.66 percent, 12.70 percent and 14.60 percent, respectively, at September 30, 2014. The tangible common equity ratio was 10.79 percent at September 30, 2014.

The Company’s estimated Common Equity Tier 1 risk-based capital ratio under U.S. Basel III regulatory capital rules (standardized approach, fully phased-in) was 11.89 percent at September 30, 2014.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding PCI loans, FDIC covered OREO, privatization transaction impact, fees from affiliates - support services and associated staff costs, foreclosed asset expense, other credit costs, (reversal of) provision for losses on unfunded credit commitments, productivity initiative costs and gains, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, or intangible asset amortization, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses or credits. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s business results. This press release also includes additional capital ratios (Basel I Tier 1 common capital, the tangible common equity and the fully phased-in Basel III Common Equity Tier 1 capital ratios) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Forward-Looking Statements

The following appears in accordance with the Private Securities Litigation Reform Act. This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “ project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission (SEC), including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statements.

Headquartered in New York, MUFG Americas Holdings Corporation is a financial holding company and bank holding company with assets of $110.9 billion at September 30, 2014. Its principal subsidiary, MUFG Union Bank, N.A., provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. As of September 30, 2014, MUFG Union Bank, N.A. operated 415 branches, comprised primarily of retail banking branches in the West Coast states, along with branches in Texas, Illinois, New York and Georgia, as well as two international offices. MUFG Americas Holdings Corporation is a wholly owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd. which is a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc., one of the world’s largest and most diversified financial groups. Visit www.unionbank.com for more information.

###

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					September 30, 2014 from
(Dollars in millions)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2014	September 30, 2013
Results of operations:
Net interest income	$707	$763	$683	$706	$685	(7)%	3%
Noninterest income	388	202	181	190	234	92	66
Total revenue	1,095	965	864	896	919	13	19
Noninterest expense	805	649	660	689	689	24	17
Pre-tax, pre-provision income (1)	290	316	204	207	230	(8)	26
(Reversal of) provision for loan losses	(18)	9	(16)	(23)	(16)	(300)	(13)
Income before income taxes and including
noncontrolling interests	308	307	220	230	246	—	25
Income tax expense	67	62	50	55	55	8	22
Net income including noncontrolling interests	241	245	170	175	191	(2)	26
Deduct: Net loss from noncontrolling interests	5	4	5	4	7	25	(29)
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$246	$249	$175	$179	$198	(1)	24

Balance sheet (end of period):
Total assets	$110,879	$108,820	$107,237	$105,894	$105,484	2	5
Total securities	22,522	22,847	23,192	22,326	22,318	(1)	1
Total loans held for investment	74,635	72,369	69,933	68,312	67,170	3	11
Core deposits (2)	73,608	72,058	70,665	69,155	68,334	2	8
Total deposits	82,356	81,566	81,179	80,101	79,415	1	4
Long-term debt	6,984	6,995	6,545	6,547	7,803	—	(10)
MUAH Stockholder's equity	15,051	14,815	14,460	14,215	12,549	2	20

Balance sheet (period average):
Total assets	$109,739	$107,871	$106,491	$104,424	$101,534	2	8
Total securities	22,592	22,865	22,611	22,282	22,909	(1)	(1)
Total loans held for investment	73,353	71,104	69,293	67,619	66,608	3	10
Earning assets	98,933	97,405	96,100	94,707	92,035	2	7
Total deposits	82,239	81,221	80,433	79,747	77,434	1	6
MUAH Stockholder's equity	14,969	14,657	14,390	12,604	12,210	2	23

Performance ratios:
Return on average assets (3)	0.90%	0.92%	0.66%	0.68%	0.78%
Return on average MUAH stockholder's equity (3)	6.57	6.80	4.87	5.66	6.50
Return on average assets excluding the impact of privatization
transaction and merger costs related to acquisitions (3) (4)	0.94	0.97	0.72	0.75	0.81
Return on average MUAH stockholder's equity excluding the impact of
privatization transaction and merger costs related to acquisitions (3) (4)	7.84	8.19	6.11	7.41	8.01
Efficiency ratio (5)	73.51	67.23	76.38	76.89	75.01
Adjusted efficiency ratio (6)	63.42	60.30	67.95	67.08	67.21
Net interest margin (3) (7)	2.87	3.15	2.87	2.99	2.99

Capital ratios:	U.S. Basel III			U.S. Basel I

Common Equity Tier 1 risk-based capital ratio(8) (9)	12.66%	12.58%	12.59%	n/a	n/a
Tier 1 common capital ratio (8) (9) (10)	n/a	n/a	n/a	12.34%	11.10%
Tier 1 risk-based capital ratio (8) (9)	12.70	12.62	12.62	12.41	11.17
Total risk-based capital ratio (8) (9)	14.60	14.57	14.75	14.61	13.11
Tier 1 leverage ratio (8) (9)	11.43	11.35	11.26	11.27	10.22
Tangible common equity ratio (11)	10.79	10.84	10.65	10.54	9.01

Common Equity Tier 1 risk-based capital ratio (U.S. Basel III
standardized approach; fully phased-in) (8) (12)	11.89	11.60	11.42	11.14%	n/a

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

	As of and for the Nine Months Ended		Percent Change to
	September 30,	September 30,	September 30, 2014 from
(Dollars in millions)	2014	2013	September 30, 2013
Results of operations:
Net interest income	$2,153	$2,010	7%
Noninterest income	771	686	12
Total revenue	2,924	2,696	8
Noninterest expense	2,114	2,104	—
Pre-tax, pre-provision income (1)	810	592	37
(Reversal of) provision for loan losses	(25)	(22)	(14)
Income before income taxes and including
noncontrolling interests	835	614	36
Income tax expense	179	140	28
Net income including noncontrolling interests	656	474	38
Deduct: Net loss from noncontrolling interests	14	14	—
Net income attributable to MUAH	$670	$488	37

Balance sheet (end of period):
Total assets	$110,879	$105,484	5
Total securities	22,522	22,318	1
Total loans held for investment	74,635	67,170	11
Core deposits (2)	73,608	68,334	8
Total deposits	82,356	79,415	4
Long-term debt	6,984	7,803	(10)
MUAH stockholder's equity	15,051	12,549	20

Balance sheet (period average):
Total assets	$108,039	$98,984	9
Total securities	22,689	22,643	—
Total loans held for investment	71,264	63,633	12
Earning assets	97,486	89,479	9
Total deposits	81,298	75,692	7
MUAH stockholder's equity	14,675	12,463	18

Performance ratios:
Return on average assets (3)	0.83%	0.66%
Return on average MUAH stockholder's equity (3)	6.08	5.23
Return on average assets excluding the impact of privatization transaction and merger costs related to acquisitions (3) (4)	0.87	0.73
Return on average MUAH stockholders' equity excluding the impact of privatization transaction and merger costs related to acquisitions (3) (4)	7.37	6.95
Efficiency ratio (5)	72.29	78.03
Adjusted efficiency ratio (6)	63.74	68.10
Net interest margin (3) (7)	2.97	3.02

___________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					September 30, 2014 from
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,
(Dollars in millions)	2014	2014	2014	2013	2013	2014	2013

Credit Data:
(Reversal of) provision for loan losses, excluding purchased credit-impaired loans	$(18)	$9	$(18)	$(22)	$(16)	(300)%	(13)%
(Reversal of) provision for purchased credit-impaired loan losses not subject to FDIC indemnification	—	—	2	(1)	—	-	-
(Reversal of) provision for losses on unfunded credit commitments	19	(3)	16	2	1	nm	nm
Total (reversal of) provision for credit losses	$1	$6	$—	$(21)	$(15)	(83)	107

Net loans charged-off (recovered)	$12	$7	$(6)	$11	$(1)	71	nm
Nonperforming assets	428	547	506	499	574	(22)	(25)
Criticized loans held for investment (13)	1,245	1,450	1,317	1,274	1,270	(14)	(2)

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.71%	0.77%	0.80%	0.83%	0.91%
Nonaccrual loans	131.28	108.90	119.58	128.42	119.04
Allowance for credit losses to (14):
Total loans held for investment	0.92	0.97	1.01	1.02	1.10
Nonaccrual loans	171.42	137.13	151.35	158.30	144.63
Net loans charged-off (recovered) to average total loans held for investment (3)	0.06	0.04	(0.04)	0.07	(0.01)
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.57	0.75	0.72	0.74	0.85
Nonperforming assets to total assets	0.39	0.50	0.47	0.48	0.54
Nonaccrual loans to total loans held for investment	0.54	0.71	0.67	0.65	0.76

Excluding purchased credit-impaired loans and FDIC covered OREO (15):
Allowance for loan losses to:
Total loans held for investment	0.71%	0.78%	0.80%	0.84%	0.92%
Nonaccrual loans	134.80	111.88	123.14	132.82	123.53
Allowance for credit losses to (14):
Total loans held for investment	0.93	0.98	1.02	1.04	1.12
Nonaccrual loans	176.28	141.06	156.05	163.78	150.14
Net loans charged-off (recovered) to average total loans held for investment (3)	0.07	0.04	(0.04)	0.11	0.01
Nonperforming assets to total loans held for investment and OREO	0.54	0.71	0.68	0.66	0.78
Nonperforming assets to total assets	0.36	0.47	0.44	0.43	0.49
Nonaccrual loans to total loans held for investment	0.53	0.69	0.65	0.63	0.75

	As of and for the Nine Months Ended		Percent Change
	September 30,	September 30,	to September 30, 2014
(Dollars in millions)	2014	2013	from September 30, 2013
Credit Data:
(Reversal of) provision for loan losses, excluding purchased credit-impaired loans	$(27)	$(22)	(23)%
(Reversal of) provision for purchased credit-impaired loan losses not subject to FDIC indemnification	2	—	200
(Reversal of) provision for losses on unfunded credit commitments	32	14	129
Total (reversal of) provision for credit losses	$7	$(8)	188

Net loans charged-off	$13	$21	(38)
Nonperforming assets	428	574	(25)
Credit Ratios:
Net loans charged-off to average total loans held for investment (3)	0.02%	0.04%
Nonperforming assets to total assets	0.39	0.54

Excluding purchased credit-impaired loans and FDIC covered OREO (15):
Net loans charged-off to average total loans held for investment (3)	0.02%	0.05%
Nonperforming assets to total assets	0.36	0.49

___________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Interest Income
Loans	$693	$749	$667	$695	$668
Securities	113	115	115	115	118
Other	2	3	5	6	2
Total interest income	808	867	787	816	788

Interest Expense
Deposits	58	61	62	64	63
Commercial paper and other short-term borrowings	1	2	1	1	2
Long-term debt	42	41	41	45	38
Total interest expense	101	104	104	110	103

Net Interest Income	707	763	683	706	685
(Reversal of) provision for loan losses	(18)	9	(16)	(23)	(16)
Net interest income after (reversal of) provision for loan losses	725	754	699	729	701

Noninterest Income
Service charges on deposit accounts	52	50	51	51	53
Trust and investment management fees	26	26	26	28	34
Trading account activities	33	14	16	20	15
Securities gains, net	13	1	2	8	47
Credit facility fees	30	31	28	28	31
Merchant banking fees	38	27	24	25	29
Brokerage commissions and fees	14	13	13	12	12
Card processing fees, net	8	9	8	8	8
Fees from affiliates (16)	151	—	—	—	—
Other, net	23	31	13	10	5
Total noninterest income	388	202	181	190	234

Noninterest Expense
Salaries and employee benefits	492	378	388	406	391
Net occupancy and equipment	74	75	71	70	77
Professional and outside services	66	63	55	64	66
Intangible asset amortization	13	13	13	16	16
Regulatory assessments	13	16	15	14	20
(Reversal of) provision for losses on unfunded credit commitments	19	(3)	16	2	1
Other	128	107	102	117	118
Total noninterest expense	805	649	660	689	689

Income before income taxes and including
noncontrolling interests	308	307	220	230	246
Income tax expense	67	62	50	55	55
Net Income including Noncontrolling Interests	241	245	170	175	191
Deduct: Net loss from noncontrolling interests	5	4	5	4	7
Net Income attributable to MUAH	$246	$249	$175	$179	$198
____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Nine Months Ended
(Dollars in millions)	September 30, 2014	September 30, 2013
Interest Income
Loans	$2,109	$1,946
Securities	343	354
Other	10	7
Total interest income	2,462	2,307

Interest Expense
Deposits	181	184
Commercial paper and other short-term borrowings	4	4
Long-term debt	124	109
Total interest expense	309	297

Net Interest Income	2,153	2,010
(Reversal of) provision for loan losses	(25)	(22)
Net interest income after (reversal of) provision for loan losses	2,178	2,032

Noninterest Income
Service charges on deposit accounts	153	158
Trust and investment management fees	78	107
Trading account activities	63	41
Securities gains, net	16	170
Credit facility fees	89	83
Merchant banking fees	89	68
Brokerage commissions and fees	40	34
Card processing fees, net	25	26
Fees from affiliates (16)	151	—
Other, net	67	(1)
Total noninterest income	771	686

Noninterest Expense
Salaries and employee benefits	1,258	1,225
Net occupancy and equipment	220	236
Professional and outside services	184	186
Intangible asset amortization	39	49
Regulatory assessments	44	60
(Reversal of) provision for losses on unfunded credit commitments	32	14
Other	337	334
Total noninterest expense	2,114	2,104

Income before income taxes and including
noncontrolling interests	835	614
Income tax expense	179	140
Net Income including Noncontrolling Interests	656	474
Deduct: Net loss from noncontrolling interests	14	14
Net Income attributable to MUAH	$670	$488

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Assets
Cash and due from banks	$1,593	$1,911	$1,792	$1,863	$1,719
Interest bearing deposits in banks	2,772	2,353	2,883	4,329	5,471
Federal funds sold and securities purchased under resale agreements	154	65	32	11	122
Total cash and cash equivalents	4,519	4,329	4,707	6,203	7,312
Trading account assets (includes $14 at September 30, 2014, $25 at June 30, 2014; $9 at March 31, 2014; $8 at December 31, 2013; and $13 at September 30, 2013 of assets pledged as collateral)	883	941	841	851	776
Securities available for sale	14,064	14,670	15,366	15,817	16,872
Securities held to maturity (Fair value: September 30, 2014 $8,491; June 30, 2014, $8,251; March 31, 2014, $7,810; December 31, 2013, $6,439; September 30, 2013, $5,450)	8,458	8,177	7,826	6,509	5,446
Loans held for investment	74,635	72,369	69,933	68,312	67,170
Allowance for loan losses	(529)	(559)	(557)	(568)	(608)
Loans held for investment, net	74,106	71,810	69,376	67,744	66,562
Premises and equipment, net	617	632	641	688	685
Goodwill	3,227	3,227	3,227	3,228	3,168
Other assets	5,005	5,034	5,253	4,854	4,663
Total assets	$110,879	$108,820	$107,237	$105,894	$105,484

Liabilities
Deposits:
Noninterest bearing	$28,676	$27,446	$26,881	$26,495	$26,126
Interest bearing	53,680	54,120	54,298	53,606	53,289
Total deposits	82,356	81,566	81,179	80,101	79,415
Commercial paper and other short-term borrowings	3,876	2,870	2,660	2,563	3,078
Long-term debt	6,984	6,995	6,545	6,547	7,803
Trading account liabilities	596	664	531	540	614
Other liabilities	1,777	1,666	1,611	1,675	1,767
Total liabilities	95,589	93,761	92,526	91,426	92,677

Equity
MUAH Stockholder's Equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,831 shares issued and outstanding as of September 30, 2014 and 136,330,830 as of June 30, 2014, March 31, 2014, December 31, 2013, and September 30, 2013 respectively	136	136	136	136	136
Additional paid-in capital	7,223	7,184	7,196	7,191	5,985
Retained earnings	8,191	7,936	7,687	7,512	7,333
Accumulated other comprehensive loss	(499)	(441)	(559)	(624)	(905)
Total MUAH stockholder's equity	15,051	14,815	14,460	14,215	12,549
Noncontrolling interests	239	244	251	253	258
Total equity	15,290	15,059	14,711	14,468	12,807
Total liabilities and equity	$110,879	$108,820	$107,237	$105,894	$105,484

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	September 30, 2014			June 30, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$25,746	$220	3.39%	$24,421	$202	3.33%
Commercial mortgage	13,643	122	3.57	13,529	124	3.66
Construction	1,336	10	3.12	1,146	10	3.24
Lease financing	811	12	5.69	840	14	6.74
Residential mortgage	27,967	250	3.58	27,063	247	3.66
Home equity and other consumer loans	3,164	32	4.08	3,191	32	4.04
Loans, before purchased credit-impaired loans	72,667	646	3.54	70,190	629	3.59
Purchased credit-impaired loans	686	48	27.70	914	120	52.45
Total loans held for investment	73,353	694	3.77	71,104	749	4.22
Securities	22,592	117	2.08	22,865	120	2.10
Interest bearing deposits in banks	2,380	2	0.26	2,878	2	0.25
Federal funds sold and securities purchased under resale agreements	106	—	—	102	—	0.02
Trading account assets	164	—	0.66	194	1	1.04
Other earning assets	338	1	0.73	262	—	0.83
Total earning assets	98,933	814	3.28	97,405	872	3.58
Allowance for loan losses	(566)			(561)
Cash and due from banks	1,597			1,450
Premises and equipment, net	626			642
Other assets	9,149			8,935
Total assets	$109,739			$107,871
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$39,128	33	0.34	$37,646	35	0.38
Savings	5,574	2	0.08	5,590	1	0.09
Time	9,766	23	0.96	10,761	25	0.91
Total interest bearing deposits	54,468	58	0.42	53,997	61	0.45
Commercial paper and other short-term borrowings (18)	2,820	1	0.17	2,521	2	0.20
Long-term debt	6,994	42	2.38	6,923	41	2.39
Total borrowed funds	9,814	43	1.75	9,444	43	1.80
Total interest bearing liabilities	64,282	101	0.63	63,441	104	0.65
Noninterest bearing deposits	27,771			27,224
Other liabilities	2,474			2,298
Total liabilities	94,527			92,963
Equity
MUAH Stockholder's equity	14,969			14,657
Noncontrolling interests	243			251
Total equity	15,212			14,908
Total liabilities and equity	$109,739			$107,871

Net interest income/spread (taxable-equivalent basis)		713	2.65%		768	2.93%
Impact of noninterest bearing deposits			0.19			0.19
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.87			3.15
Less: taxable-equivalent adjustment		6			5
Net interest income		$707			$763
____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	September 30, 2014			September 30, 2013
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$25,746	$220	3.39%	$22,930	$192	3.32%
Commercial mortgage	13,643	122	3.57	12,936	117	3.62
Construction	1,336	10	3.12	827	7	3.30
Lease financing	811	12	5.69	973	12	4.92
Residential mortgage	27,967	250	3.58	24,157	225	3.72
Home equity and other consumer loans	3,164	32	4.08	3,384	33	3.87
Loans, before purchased credit-impaired loans	72,667	646	3.54	65,207	586	3.58
Purchased credit-impaired loans	686	48	27.70	1,401	82	23.46
Total loans held for investment	73,353	694	3.77	66,608	668	4.00
Securities	22,592	117	2.08	22,909	122	2.12
Interest bearing deposits in banks	2,380	2	0.26	2,050	1	0.25
Federal funds sold and securities purchased under resale agreements	106	—	—	101	—	0.13
Trading account assets	164	—	0.66	134	1	0.43
Other earning assets	338	1	0.73	233	—	0.97
Total earning assets	98,933	814	3.28	92,035	792	3.43
Allowance for loan losses	(566)			(633)
Cash and due from banks	1,597			1,315
Premises and equipment, net	626			694
Other assets	9,149			8,123
Total assets	$109,739			$101,534
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$39,128	33	0.34	$34,912	31	0.36
Savings	5,574	2	0.08	5,633	2	0.13
Time	9,766	23	0.96	12,017	30	0.98
Total interest bearing deposits	54,468	58	0.42	52,562	63	0.47
Commercial paper and other short-term borrowings (18)	2,820	1	0.17	3,376	2	0.20
Long-term debt	6,994	42	2.38	6,135	38	2.47
Total borrowed funds	9,814	43	1.75	9,511	40	1.66
Total interest bearing liabilities	64,282	101	0.63	62,073	103	0.66
Noninterest bearing deposits	27,771			24,872
Other liabilities	2,474			2,110
Total liabilities	94,527			89,055
Equity
MUAH Stockholder's equity	14,969			12,210
Noncontrolling interests	243			269
Total equity	15,212			12,479
Total liabilities and equity	$109,739			$101,534

Net interest income/spread (taxable-equivalent basis)		713	2.65%		689	2.77%
Impact of noninterest bearing deposits			0.19			0.19
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.87			2.99
Less: taxable-equivalent adjustment		6			4
Net interest income		$707			$685
____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Nine Months Ended
	September 30, 2014			September 30, 2013
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$24,708	$620	3.36%	$21,996	$554	3.37%
Commercial mortgage	13,469	365	3.61	11,573	330	3.81
Construction	1,154	28	3.30	760	22	3.84
Lease financing	833	37	5.95	1,030	28	3.61
Residential mortgage	27,014	735	3.63	23,485	667	3.79
Home equity and other consumer loans	3,196	96	4.04	3,495	100	3.85
Loans, before purchased credit-impaired loans	70,374	1,881	3.57	62,339	1,701	3.64
Purchased credit-impaired loans	890	229	34.27	1,294	245	25.30
Total loans held for investment	71,264	2,110	3.95	63,633	1,946	4.08
Securities	22,689	357	2.10	22,643	365	2.15
Interest bearing deposits in banks	2,934	6	0.25	2,671	5	0.25
Federal funds sold and securities purchased under resale agreements	113	—	0.06	131	—	0.17
Trading account assets	208	3	1.80	149	1	0.36
Other earning assets	278	2	0.95	252	1	0.62
Total earning assets	97,486	2,478	3.39	89,479	2,318	3.46
Allowance for loan losses	(568)			(642)
Cash and due from banks	1,512			1,356
Premises and equipment, net	638			701
Other assets	8,971			8,090
Total assets	$108,039			$98,984
Liabilities
Interest bearing deposits:
Transaction and money market accounts	38,097	104	0.37	32,983	79	0.32
Savings	5,579	4	0.09	5,717	6	0.13
Time	10,575	73	0.93	12,346	99	1.07
Total interest bearing deposits	54,251	181	0.45	51,046	184	0.48
Commercial paper and other short-term borrowings (18)	2,658	4	0.19	2,814	4	0.19
Long-term debt	6,822	124	2.42	5,629	109	2.57
Total borrowed funds	9,480	128	1.79	8,443	113	1.78
Total interest bearing liabilities	63,731	309	0.65	59,489	297	0.67
Noninterest bearing deposits	27,047			24,646
Other liabilities	2,337			2,118
Total liabilities	93,115			86,253
Equity
MUAH Stockholder's equity	14,675			12,463
Noncontrolling interests	249			268
Total equity	14,924			12,731
Total liabilities and equity	$108,039			$98,984

Net interest income/spread (taxable-equivalent basis)		2,169	2.74%		2,021	2.79%
Impact of noninterest bearing deposits			0.19			0.20
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			2.97			3.02
Less: taxable-equivalent adjustment		16			11
Net interest income		$2,153			$2,010
____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in millions)	2014	2014	2014	2013	2013

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$26,429	$25,162	$23,654	$23,528	$23,125
Commercial mortgage	13,766	13,549	13,568	13,092	12,905
Construction	1,436	1,248	1,019	905	855
Lease financing	811	829	845	854	972
Total commercial portfolio	42,442	40,788	39,086	38,379	37,857

Residential mortgage	28,425	27,619	26,602	25,547	24,714
Home equity and other consumer loans	3,141	3,178	3,194	3,280	3,336
Total consumer portfolio	31,566	30,797	29,796	28,827	28,050
Loans held for investment, before purchased credit-impaired loans	74,008	71,585	68,882	67,206	65,907
Purchased credit-impaired loans	627	784	1,051	1,106	1,263

Total loans held for investment	$74,635	$72,369	$69,933	$68,312	$67,170

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$71	$161	$89	$44	$62
Commercial mortgage	34	47	46	51	88
Total commercial portfolio	105	208	135	95	150

Residential mortgage	239	243	266	286	293
Home equity and other consumer loans	46	46	49	46	48
Total consumer portfolio	285	289	315	332	341

Nonaccrual loans, before purchased credit-impaired loans	390	497	450	427	491
Purchased credit-impaired loans	13	17	16	15	20
Total nonaccrual loans	403	514	466	442	511

OREO	12	14	17	20	22
FDIC covered OREO	13	19	23	37	41

Total nonperforming assets	$428	$547	$506	$499	$574

Total nonperforming assets, excluding purchased credit-impaired
loans and FDIC covered OREO	$402	$511	$467	$447	$513

Loans 90 days or more past due and still accruing (19)	$4	$11	$4	$5	$8

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in millions)	2014	2014	2014	2013	2013

Analysis of Allowance for Credit Losses
Balance, beginning of period	$559	$557	$568	$608	$625
(Reversal of) provision for loan losses, excluding purchased credit-impaired loans	(18)	9	(18)	(22)	(16)
(Reversal of) provision for purchased credit-impaired loan losses not subject to FDIC indemnification	—	—	2	(1)	—
Increase/(decrease) in allowance covered by FDIC indemnification	—	—	—	(6)	(2)
Other	—	—	(1)	—	—
Loans charged-off:
Commercial and industrial	(15)	(6)	(5)	(18)	(6)
Commercial mortgage	—	(2)	(1)	(2)	(2)
Construction	—	—	—	—	(1)
Total commercial portfolio	(15)	(8)	(6)	(20)	(9)
Residential mortgage	—	(2)	(1)	(1)	(2)
Home equity and other consumer loans	(2)	(2)	(2)	(4)	(2)
Total consumer portfolio	(2)	(4)	(3)	(5)	(4)
Purchased credit-impaired loans	(1)	—	—	—	—
Total loans charged-off	(18)	(12)	(9)	(25)	(13)
Recoveries of loans previously charged-off:
Commercial and industrial	3	3	11	6	5
Commercial mortgage	2	1	—	—	4
Construction	—	—	3	—	1
Lease financing	—	—	—	1	—
Total commercial portfolio	5	4	14	7	10
Home equity and other consumer loans	—	1	1	—	2
Total consumer portfolio	—	1	1	—	2
Purchased credit-impaired loans	1	—	—	7	2
Total recoveries of loans previously charged-off	6	5	15	14	14
Net loans recovered (charged-off)	(12)	(7)	6	(11)	1

Ending balance of allowance for loan losses	529	559	557	568	608
Allowance for losses on unfunded credit commitments	162	145	148	132	131
Total allowance for credit losses	$691	$704	$705	$700	$739

Components of allowance for loan losses and credit losses:
Allowance for loan losses, excluding allowance on purchased credit-impaired loans	$526	$556	$554	$567	$607
Allowance for loan losses on purchased credit-impaired loans	3	3	3	1	1
Total allowance for loan losses	$529	$559	$557	$568	$608

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	September 30, 2014		June 30, 2014		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	June 30, 2014	June 30, 2014
Asset Liability Management securities:
U.S. Treasury	$70	$70	$—	$—	$70	100%
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	7,886	7,739	8,281	8,157	(418)	(5)
Privately issued	175	177	188	191	(14)	(7)
Privately issued - commercial mortgage-backed securities	1,770	1,745	1,824	1,813	(68)	(4)
Collateralized loan obligations	2,438	2,422	2,543	2,534	(112)	(4)
Asset-backed and other	13	14	18	19	(5)	(26)
Asset Liability Management securities	12,352	12,167	12,854	12,714	(547)	(4)
Other debt securities:
Direct bank purchase bonds	1,819	1,833	1,888	1,897	(64)	(3)
Other	54	52	54	52	—	—
Equity securities	10	12	6	7	5	71
Total securities available for sale	$14,235	$14,064	$14,802	$14,670	$(606)	(4)%

Securities Held to Maturity

	September 30, 2014		June 30, 2014		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (20)	Value	Amount (20)	Value	June 30, 2014	June 30, 2014
U.S. Treasury	$485	$484	$484	$486	$1	—%
U.S. government-sponsored agencies	125	125	275	275	(150)	(55)
U.S. government agency and government-sponsored
agencies - residential mortgage-backed securities	6,102	6,107	5,669	5,698	433	8
U.S. government agency and government-sponsored
agencies - commercial mortgage-backed securities	1,746	1,775	1,749	1,792	(3)	—
Total securities held to maturity	$8,458	$8,491	$8,177	$8,251	$281	3

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 12

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)
The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in millions)	2014	2014	2014	2013	2013
Net income attributable to MUAH	$246	$249	$175	$179	$198
Net adjustments for merger costs related to acquisitions, net of tax	13	15	11	12	15
Net adjustments for privatization transaction, net of tax	(8)	(9)	1	2	(14)
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$251	$255	$187	$193	$199

Average total assets	$109,739	$107,871	$106,491	$104,424	$101,534
Less: Net adjustments related to privatization transaction	2,255	2,260	2,272	2,297	2,309
Average total assets, excluding impact of privatization transaction	$107,484	$105,611	$104,219	$102,127	$99,225
Return on average assets (3)	0.90%	0.92%	0.66%	0.68%	0.78%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (3) (4)	0.94	0.97	0.72	0.75	0.81

Average MUAH stockholder's equity	$14,969	$14,657	$14,390	$12,604	$12,210
Less: Adjustments for merger costs related to acquisitions	(147)	(132)	(118)	(105)	(93)
Less: Net adjustments for privatization transaction	2,290	2,297	2,302	2,306	2,319
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$12,826	$12,492	$12,206	$10,403	$9,984
Return on average MUAH stockholder's equity (3)	6.57%	6.80%	4.87%	5.66%	6.50%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (3) (4)	7.84	8.19	6.11	7.41	8.01

Noninterest expense	$805	$649	$660	$689	$689
Less: Staff costs associated with fees from affiliates - support services	88	—	—	—	—
Less: Foreclosed asset expense and other credit costs	(1)	1	—	2	(2)
Less: (Reversal of) provision for losses on unfunded credit commitments	19	(3)	16	2	1
Less: Productivity initiative costs	6	4	1	20	14
Less: Low income housing credit (LIHC) investment amortization expense	25	20	20	24	17
Less: Expenses of the LIHC consolidated VIEs	8	8	8	6	11
Less: Merger and business integration costs	22	25	17	25	25
Less: Net adjustments related to privatization transaction	11	10	10	14	13
Less: Intangible asset amortization	3	3	3	3	3
Noninterest expense, as adjusted (a)	$624	$581	$585	$593	$607

Total revenue	$1,095	$965	$864	$896	$919
Add: Net interest income taxable-equivalent adjustment	6	5	5	4	4
Less: Fees from affiliates - support services	94	—	—	—	—
Less: Productivity initiative gains	—	—	—	6	11
Less: Accretion related to privatization-related fair value adjustments	4	9	6	8	8
Less: Other credit costs	17	(2)	2	1	1
Total revenue, as adjusted (b)	$986	$963	$861	$885	$903
Adjusted efficiency ratio (a)/(b) (6)	63.42%	60.30%	67.95%	67.08%	67.21%

Total MUAH stockholder's equity	$15,051	$14,815	$14,460	$14,215	$12,549
Less: Goodwill	3,227	3,227	3,227	3,228	3,168
Less: Intangible assets, except mortgage servicing rights (MSRs)	249	262	275	288	287
Less: Deferred tax liabilities related to goodwill and intangible assets	(20)	(99)	(102)	(105)	(110)
Tangible common equity (c)	$11,595	$11,425	$11,060	$10,804	$9,204
Total assets	$110,879	$108,820	$107,237	$105,894	$105,484
Less: Goodwill	3,227	3,227	3,227	3,228	3,168
Less: Intangible assets, except MSRs	249	262	275	288	287
Less: Deferred tax liabilities related to goodwill and intangible assets	(20)	(99)	(102)	(105)	(110)
Tangible assets (d)	$107,423	$105,430	$103,837	$102,483	$102,139
Tangible common equity ratio (c)/(d) (11)	10.79%	10.84%	10.65%	10.54%	9.01%

Tier 1 capital, determined in accordance with U.S. Basel I regulatory requirements	n/a	n/a	n/a	$11,471	$10,153
Less: Junior subordinated debt payable to trusts	n/a	n/a	n/a	66	66
Basel I Tier 1 common capital (e)	n/a	n/a	n/a	$11,405	$10,087
Common Equity Tier 1 capital under U.S. Basel III (transitional)	$12,189	$11,900	$11,640	n/a	n/a
Accumulated other comprehensive loss related to securities available for
sale and pension and other benefits (9)	(388)	(377)	(449)	(522)	n/a
Other (9)	(122)	(130)	(138)	(95)	n/a
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach;
fully phased-in) (f)	$11,679	$11,393	$11,053	$10,788	n/a
Risk-weighted assets, determined in accordance with regulatory requirements (g) (9)	$96,239	$94,556	$92,476	$92,410	$90,900
Add: Adjustments (9)	1,955	3,638	4,293	4,444	n/a
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach;
fully phased-in) (h)	$98,194	$98,194	$96,769	$96,854	n/a
Common Equity Tier 1 risk-based capital ratio (f)/(h) (8) (12)	11.89%	11.60%	11.42%	11.14%	n/a
Tier 1 common capital ratio (e)/(g) (8) (9) (10)	n/a	n/a	n/a	12.34%	11.10%
Refer to Exhibit 15 for footnote explanations.

Exhibit 13

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	For the Nine Months Ended
	September 30,	September 30,
(Dollars in millions)	2014	2013

Net income attributable to MUAH	$670	$488
Net adjustments for merger costs related to acquisitions, net of tax	39	66
Net adjustments for privatization transaction, net of tax	(16)	(23)
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$693	$531

Average total assets	$108,039	$98,984
Less: Net adjustments related to privatization transaction	2,262	2,319
Average total assets, excluding impact of privatization transaction	$105,777	$96,665
Return on average assets (3)	0.83%	0.66%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (3) (4)	0.87	0.73

Average MUAH stockholder's equity	$14,675	$12,463
Less: Adjustments for merger costs related to acquisitions	(132)	(71)
Less: Net adjustments for privatization transaction	2,296	2,336
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$12,511	$10,198
Return on average MUAH stockholder's equity (3)	6.08%	5.23%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (3) (4)	7.37	6.95

Noninterest expense	$2,114	$2,104
Less: Staff costs associated with fees from affiliates - support services	88	—
Less: Foreclosed asset expense and other credit costs	(1)	(6)
Less: (Reversal of) provision for losses on unfunded credit commitments	32	14
Less: Productivity initiative costs	11	31
Less: Low income housing credit (LIHC) investment amortization expense	65	52
Less: Expenses of the LIHC consolidated VIEs	23	23
Less: Merger and business integration costs	64	109
Less: Net adjustments related to privatization transaction	31	41
Less: Intangible asset amortization	10	10
Noninterest expense, as adjusted (a)	$1,791	$1,830

Total revenue	$2,924	$2,696
Add: Net interest income taxable-equivalent adjustment	16	11
Less: Fees from affiliates - support services	94	—
Less: Productivity initiative gains	—	11
Less: Accretion related to privatization-related fair value adjustments	20	16
Less: Other credit costs	18	(6)
Total revenue, as adjusted (b)	$2,808	$2,686
Adjusted efficiency ratio (a)/(b) (6)	63.74%	68.10%

____________________________________________
Refer to Exhibit 15 for footnote explanations.

Exhibit 14

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover loan losses through a credit cycle.

(2)	Core deposits exclude brokered deposits, foreign time deposits and domestic time deposits greater than $250,000.

(3)	Annualized.

(4)
These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding the Company's business results. Please refer to Exhibits 13 and 14 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(5)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(6)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, (reversal of) provision for losses on unfunded credit commitments, certain costs related to productivity initiatives, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, and intangible asset amortization) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, gains from productivity initiatives related to the sale of certain business units and premises, accretion related to privatization-related fair value adjustments, and other credit costs. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibits 13 and 14 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(7)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(8)	Estimated as of September 30, 2014.

(9)
The capital ratios displayed as of September 30, 2014, June 30, 2014, and March 30, 2014 are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' revised capital framework for implementing the final U.S. Basel III regulatory capital rules. The capital ratios as of and prior to December 31, 2013 are calculated under Basel I rules.

(10)
The Tier 1 common capital ratio is the ratio, calculated under Basel I rules, of Tier 1 capital, less qualifying trust preferred securities, to risk-weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(11)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(12)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which includes components of accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information, and the corresponding reconciliation from Common Equity Tier 1 capital (calculated according to the transition provisions under U.S. Basel III rules) because of current interest in such information by market participants.  Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(13)
Criticized loans held for investment reflects loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(14)
The allowance for credit losses ratios include the allowances for loan losses and losses on unfunded credit commitments against end of period total loans held for investment or total nonaccrual loans, as appropriate.

(15)
These ratios exclude the impact of all purchased credit-impaired loans and FDIC covered OREO. Purchased credit-impaired loans and OREO related to the April 2010 acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank are covered under loss share agreements between the Bank and the Federal Deposit Insurance Corporation. Management believes the exclusion of purchased credit-impaired loans and FDIC covered OREO from certain asset quality ratios that include nonaccrual loans, nonperforming assets, net loans charged-off, total loans held for investment and the allowance for loan losses or credit losses in the numerator or denominator provides a better perspective into underlying asset quality trends.

(16)	Fees from affiliates represents income resulting from the July 1, 2014 business integration initiative.

(17)
Average balances on loans held for investment include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(18)	Includes interest bearing trading liabilities.

(19)
Excludes loans totaling $65 million, $103 million, $123 million, $124 million, and $203 million that are 90 days or more past due and still accruing at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, and September 30, 2013, respectively, which consist of loans accounted for within loan pools in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

(20)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful
n/a = not applicable

Exhibit 15